                                                                  EXHIBIT 10.80


                               RELEASE AGREEMENT

        THIS RELEASE AGREEMENT ("Agreement") is made this 3rd day of July, 1996, between WILSHIRE TECHNOLOGIES, INC., a California corporation ("WT"), and ADVANCED MATERIALS, INC., a California corporation ("AM").

                                    RECITALS

        A. On December 3, 1992, AM purchased certain assets from WT. A portion of the purchase price was in the form of a $1,000,000 Secured Subordinated Promissory Note ("Old Note").

        B. The Old Note was secured by the purchased assets pursuant to a Security Agreement dated December 3, 1992 ("Security Agreement").

        C. On November 15, 1993, AM purchased additional assets from WT. A portion of that purchase price was reflected in a $1,750,000 Amended and Restated Secured Subordinated Promissory Note ("New Note") (the principal amount of which was reduced to $1,700,000 by reason of a subsequent transfer by AM to WT of rights in certain products), and in a $1,550,000 Secured Promissory Note ("Secured Note" and collectively with the New Note, the "Notes").

        D. The New Note and the Secured Note were secured by all of Debtor's assets, including both those purchased on December 3, 1992, and those purchased on November 23, 1993, by means of an Amendment dated November 23, 1993 to the Security Agreement (the "Amendment to Security Agreement").

                                   AGREEMENT

        In consideration of the foregoing and of the mutual promises contained in this Agreement, the parties agree as follows:

        1. PAYMENT OF LIABILITIES. AM has previously repaid the Secured Note and has, contemporaneously with the date hereof, paid $1,190,000 (which amount is calculated as 70% of $1,700,000) in full and final payment of all remaining principal and interest on the New Note, minus an additional $240,586.26 to bring WT's open account balance with AM to thirty day terms, for an actual cash payment to WT of $949,413.74, the receipt and sufficiency of which sum is hereby acknowledged by WT.

        2. MUTUAL RELEASES. Each of the parties, on behalf of itself and its successors and assigns, hereby fully releases and discharges the other party and its officers, directors, employees, agents, successors and assigns, from any and all claims, liabilities, damages, demands or causes of action, whether known or unknown, which exist on the date of this Agreement, which may have existed in the past or which may exist in the future, and arise out of the Notes. To the full extent of the releases set forth above, the parties hereby waive the provisions of California Civil Code Section 1542, which provides:

             A general release does not extend to claims which the creditor does not know or suspect to exist in his favor.

                at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

        3.  MISCELLANEOUS.

            3.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties as to the subject matter hereof and supersedes any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof, all of which are merged herein. This Agreement may not be modified, amended or in any way altered except by an instrument in writing signed by an authorized representative of each party. Each party acknowledges that it is not entering into this Agreement on the basis of any statement, warranty, representation or promise not expressly contained or incorporated herein.

            3.2 SEVERABILITY. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

            3.3 INTERPRETATION. Each party hereto acknowledges that it has received independent legal advice regarding this Agreement and has had the opportunity to negotiate modifications to the language of this Agreement. Accordingly, each such party agrees that in any dispute regarding the interpretation or construction of this Agreement, no presumption should operate in favor of or against any party hereto by virtue of its role in drafting or not drafting the terms and conditions set forth herein.

            3.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. This Agreement shall be effective only when an authorized representative of each party has executed this Agreement.

        The parties have executed this Agreement as of the date first above written.

                                WILSHIRE TECHNOLOGIES, INC.


                                By:  /s/ James W. Klingler
                                   ------------------------------
                                    James Klingler
                                    Vice-President and Chief
                                    Financial Officer


                                ADVANCED MATERIALS, INC.



                                By:
                                   ------------------------------
                                    J. Douglas Graven
                                    Vice-President and Chief
                                    Financial Officer



                                       2